UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

HOLLY ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32225		20-0833098
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300	Dallas	Texas	75201-1507
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Limited Partner Units	HEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 14, 2022, HollyFrontier Corporation (“HollyFrontier”) and Holly Energy Partners, L.P. (“HEP”) announced the establishment of HF Sinclair Corporation (f/k/a Hippo Parent Corporation), a Delaware corporation (“New Parent” or, following the consummation of the HFC Transactions (as defined below) “HF Sinclair”), as the new parent holding company of HollyFrontier and HEP and their subsidiaries, and the completion of their respective acquisitions of Sinclair Oil Corporation and Sinclair Transportation Company from The Sinclair Companies (“Sinclair HoldCo”). This Current Report on Form 8-K (“Current Report”) is being filed to disclose the completion of the HEP Transaction (as defined in Item 1.01 below), the issuance of HEP Units (as defined in Item 2.01 below) to Sinclair HoldCo in connection with the HEP Transaction, HEP’s entry into amended agreements with HF Sinclair relating to the assets HEP acquired in the HEP Transaction and to disclose certain other matters as set forth herein.

Item 1.01	Entry into a Material Definitive Agreement.

Background

As previously announced, on August 2, 2021, HEP and HollyFrontier entered into a Letter Agreement in connection with the transactions contemplated by the Contribution Agreement, dated August 2, 2021 (the “Agreement”), by and among Sinclair HoldCo, Sinclair Transportation Company (“STC”), and HEP (the “HEP Transaction”) and the transactions contemplated by the Business Combination Agreement, dated as of August 2, 2021 (the “Business Combination Agreement”) by and among HollyFrontier, HF Sinclair, Hippo Merger Sub, Inc., a wholly-owned subsidiary of New Parent, Sinclair HoldCo and Hippo Holding LLC, a wholly owned subsidiary of Sinclair HoldCo (the “HFC Transaction”, and together with the HEP Transaction, the “Sinclair Transactions”).

Pursuant to the Letter Agreement, among other things, HollyFrontier and HEP agreed, upon the consummation of the Sinclair Transactions, to enter into amendments to certain of the agreements by and among HEP and its affiliates, on the one hand, and HollyFrontier and its affiliates (other than HEP and its affiliates), on the other hand, to include within the scope of such agreements the assets to be acquired by HEP in the HEP Transaction.

The information set forth in Item 2.01 of this Current Report is hereby incorporated by reference in this Item 1.01.

Eighth Amended and Restated Master Throughput Agreement

On March 14, 2022, Holly Energy Partners – Operating, L.P. (“HEP Operating”), a wholly-owned subsidiary of HEP, HollyFrontier Refining & Marketing LLC (“HFRM”), a wholly owned subsidiary of HF Sinclair, and Sinclair Oil LLC (“Sinclair Oil”), a wholly owned subsidiary of HF Sinclair, entered into the Eighth Amended and Restated Master Throughput Agreement, effective as March 14, 2022 (the “Eighth Amended and Restated Master Throughput Agreement”). The Eighth Amended and Restated Master Throughput Agreement amends and restates in its entirety the Seventh Amended and Restated Master Throughput Agreement, to, among other things, add Sinclair Oil as a shipper thereunder and add the Sinclair Assets (as defined therein) to the coverage thereof. HF Sinclair will guarantee the obligations of HFRM and Sinclair Oil, and HEP will guarantee the obligations of HEP Operating, in each case, under the Eighth Amended and Restated Master Throughput Agreement.

The description of the Eighth Amended and Restated Master Throughput Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.1 to this Current Report, which is incorporated by reference into this Current Report in its entirety.

Twenty-Second Amended and Restated Omnibus Agreement

On March 14, 2022, HF Sinclair, HEP and certain of their respective subsidiaries entered into the Twenty-Second Amended and Restated Omnibus Agreement, effective as of March 14, 2022 (the “Twenty-Second Amended and Restated Omnibus Agreement”). The Twenty-Second Amended and Restated Omnibus Agreement amends and restates in its entirety the Twenty-First Amended and Restated Omnibus Agreement effective as of January 1, 2021, to, among other things, exempt certain logistics assets acquired by HF Sinclair pursuant to the HFC Transaction from the restricted business and right of first offer covenants in favor of HEP, as further described therein, to increase the administrative fees due from HEP to HF Sinclair thereunder from $2.6 million annually to $5.0 million annually plus a temporary monthly fee of $62,500 relating to transition services to be provided to HEP by HF Sinclair in connection with the HEP Transaction, as further described therein, to subject the Sinclair Assets to HF Sinclair’s right of first refusal to purchase HEP’s assets that serve HF Sinclair’s refineries, subject to the limitations provided therein, and to amend the indemnification obligations of HF Sinclair and HEP with respect to the Sinclair Assets, as further described therein.

The description of the Twenty-Second Amended and Restated Omnibus Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.2 to this Current Report, which is incorporated by reference into this Current Report in its entirety.

Seventh Amended and Restated Master Lease and Access Agreement

On March 14, 2022, certain subsidiaries of HEP and HF Sinclair entered into the Seventh Amended and Restated Master Lease and Access Agreement (the “Seventh Amended and Restated Master Lease and Access Agreement”), effective as of March 14, 2022. The Seventh Amended and Restated Master Lease and Access Agreement amends and restates in its entirety the Sixth Amended and Restated Master Lease and Access Agreement, dated effective as of January 1, 2021, to, among other things, include certain Sinclair Assets in the list of assets comprising the Applicable Assets (as defined therein).

The description of the Seventh Amended and Restated Master Lease and Access Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.3 to this Current Report, which is incorporated by reference into this Current Report in its entirety.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 14, 2022 (the “Closing Date”), pursuant to the Agreement, HEP acquired all of the outstanding equity interests of STC in exchange for 21 million newly issued common limited partner units of HEP (the “HEP Units”), representing 17% of the outstanding HEP Units with a value of approximately $349 million based on HEP’s fully diluted common limited partner units outstanding and closing unit price on March 11, 2022, and cash consideration equal to $321.4 million, inclusive of estimated working capital adjustments pursuant to the Agreement for an aggregate transaction value of $670.4 million. The cash consideration was funded through a draw under HEP’s senior secured revolving credit facility.

The summary description of the terms of the Agreement set forth in HEP’s Current Report on Form 8-K filed on August 3, 2021 (the “Signing 8-K”) is incorporated by reference herein.

The HEP Transaction was subject to the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and receipt of other required consents and approvals. The waiting period under the HSR Act has expired, which satisfied the applicable closing condition in the Agreement, and all other required consents and approvals have been received.

In connection with the HEP Transaction, HEP will be filing by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed (i) audited financial statements of STC comprised of the balance sheets as of December 31, 2021 and 2020, and the related statements of operations for the years ended December 31, 2021 and 2020, and (ii) the unaudited pro forma condensed combined balance sheet of HEP as of December 31, 2021, the unaudited pro forma condensed combined statements of operations of HEP for the year ended December 31, 2021, each of which are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On March 14, 2022, HEP issued 21 million HEP Units to Sinclair HoldCo, as consideration in exchange for the contribution of all of the outstanding equity interests of STC pursuant to the Agreement as described in Item 2.01 of this Current Report.

HEP’s issuance of the HEP Units in connection with the Agreement was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, as the transaction did not involve any public offering. Subject to certain exceptions, HEP has agreed to file, within five business days following the Closing Date, a shelf registration statement under the Securities Act, to permit the public resale of all the registrable securities held by Sinclair HoldCo and has agreed to use commercially reasonable efforts to cause such shelf registration statement to be declared effective immediately upon filing, or if the form of such shelf registration statement would not permit immediate effectiveness, to be declared effective as soon as reasonably practicable after the initial filing of the shelf registration statement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Signing 8-K, on August 2, 2021, in connection with the Agreement, HEP, Holly Logistic Services, L.L.P., the ultimate general partner of HEP (“HLS”), and Navajo Pipeline Co., L.P., the sole member of HLS (the “Sole Member”) entered into a unitholders agreement (the “Unitholders Agreement”) by and among HEP, HLS, the Sole Member, Sinclair HoldCo and the stockholders of Sinclair HoldCo, which became effective on the Closing Date.

Pursuant to the Unitholders Agreement, Sinclair HoldCo nominated Mark Peterson for service as the Sinclair HoldCo designee on the HLS Board of Directors (the “HLS Board”), and his appointment will be effective as of March 15, 2022. Mr. Peterson and HF Sinclair entered into a consulting agreement pursuant to which Mr. Peterson will provide certain consulting services to HF Sinclair commencing on the Closing Date for aggregate compensation which may exceed $120,000 in a twelve-month period and constitute a related party transaction under Item 404(a) of Regulation S-K. Due to the aforementioned consulting arrangement, Mr. Peterson does not qualify as independent under the applicable U.S. Securities and Exchange Commission (the “SEC”) rules and regulations and the rules of the New York Stock Exchange. Mr. Peterson will receive the standard (HLS non-employee director compensation for his service as a director and will enter into HLS’s standard form of indemnification agreement.

The size of the HLS Board will be increased from five to six effective upon Mr. Peterson’s appointment. Mr. Peterson will not be appointed to any HLS Board committees.

Certain biographical and other information regarding Mr. Peterson is set forth below:

Mark A. Peterson (Age 60). Mr. Peterson served as Vice President, Transportation of Sinclair Oil Corporation from January 2010 until the Closing Date and Director and President of each of Sinclair Trucking Company and STC from August 2009 until the Closing Date. He also served as an officer and director of certain other STC subsidiaries and joint ventures. Mr. Peterson first joined Sinclair in 1989 as a Project Engineer and held roles of increasing responsibility thereafter.

Mr. Peterson brings to the HLS Board extensive experience in the midstream sector and significant experience leading pipeline and terminal facility expansions and acquisitions.

Item 7.01	Regulation FD Disclosure.

On March 14, 2022, HEP and HF Sinclair issued a joint press release announcing the completion of the Sinclair Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by HEP pursuant to the Securities Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Cautionary Statement Regarding Forward Looking Statements

This communication may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “anticipate(s),” “project(s),” “expect(s),” “plan(s),” “goal(s),” “forecast(s),” “strategy,” “intend(s),” “will,” “should,” “would,” “could,” “believe,” “may,” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the HEP Transaction, pro forma descriptions of the combined companies and their operations, integration and transition plans, synergies, opportunities and anticipated future performance. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HEP, and they are not guarantees of future performance. These forward-looking statements are based on assumptions using currently available information and expectations as of the date thereof that the management of HLS believes are reasonable, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors, including, but not limited to, HF Sinclair’s and HEP’s ability to successfully integrate the operations of Sinclair Oil Corporation and STC, respectively, with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; risks relating to the value of the HEP units from sales by the Sinclair holders following the closing of the Sinclair Transactions; the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing coronavirus (“COVID-19”) pandemic on future demand and increasing societal expectations that companies address climate change; risks and uncertainties with respect to the actual quantities of petroleum products and crude oil shipped on HEP’s pipelines and/or terminalled, stored or throughput in HEP’s terminals and refinery processing units; the economic viability of HF Sinclair, Delek US Holdings, Inc. (“Delek”), HEP’s other customers and HEP’s joint ventures’ other customers, including any refusal or inability of HEP’s or HEP’s joint ventures’ customers or counterparties to perform their obligations under their contracts; the demand for refined petroleum products in markets we serve; HEP’s ability to purchase and integrate future acquired operations; HEP’s ability to complete previously announced or contemplated acquisitions; disruption the Sinclair Transactions may cause to customers, vendors, business partners and HEP’s, and HF Sinclair’s ongoing business; the availability and cost of additional debt and equity financing; the possibility of temporary or permanent reductions in production or shutdowns at refineries utilizing our pipelines, terminal facilities and refinery processing units, due to reasons such as infection in the workforce, in response to reductions in demand or lower gross margins due to the economic impact of the COVID-19 pandemic, and any potential asset impairments resulting from such actions; the effects of current and future government regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic; delay by government authorities in issuing permits necessary for our business or our capital projects; our and our joint venture partners’ ability to complete and maintain operational efficiency in carrying out routine operations and capital construction projects; our operational efficiency in carrying out routine operations and capital construction projects; the possibility of terrorist or cyberattacks and the consequences of any such attacks; uncertainty regarding the effects and duration of global hostilities and any associated military campaigns which may disrupt crude oil supplies and markets for our refined products and create instability in the financial markets that could restrict our ability to raise capital; general economic conditions; the impact of recent or proposed changes in the tax laws and regulations that affect master limited partnerships; and other financial, operational and legal risks and uncertainties detailed from time to time in HEP’s SEC filings.

All forward-looking statements included in this report are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HEP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEP assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this communication or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures HEP makes in its filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) will be filed with the SEC by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed.

(b) Pro Forma Financial Information.

The financial statements required by Item 9.01(b) will be filed with the SEC by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1†	Contribution Agreement, dated as of August 2, 2021, by and among Holly Energy Partners, L.P., The Sinclair Companies, and Sinclair Transportation Company (incorporated by reference to Exhibit 2.1 of Registrant’s Current Report on Form 8-K filed August 3, 2021, File No. 1-03876).

10.1*	Eighth Amended and Restated Master Throughput Agreement entered into and effective as of March 14, 2022, by and among HollyFrontier Refining & Marketing LLC, Sinclair Oil LLC and Holly Energy Partners – Operating, L.P.

10.2*	Twenty-Second Amended and Restated Omnibus Agreement entered into and effective as of March 14, 2022, by and among HF Sinclair Corporation, Holly Energy Partners, L.P., and certain of their respective subsidiaries.

10.3*	Seventh Amended and Restated Master Lease Agreement entered into and effective as of March 14, 2022, by and among certain subsidiaries of HF Sinclair Corporation and Holly Energy Partners, L.P.

10.4†	Unitholders Agreement, dated as of August 2, 2021, by and among Holly Energy Partners, L.P., Holly Logistic Services, L.L.C., Navajo Pipeline Co., L.P. and the unitholders set forth on Schedule I thereto, as may be amended from time to time (incorporated by reference to Exhibit 10.1 of Registrant’s Current Report on Form 8-K filed August 3, 2021, File No. 1-03876).

10.5	Letter Agreement, dated as of August 2, 2021, by and among HollyFrontier Corporation and Holly Energy Partners, L.P. (incorporated by reference to Exhibit 10.2 of Registrant’s Current Report on Form 8-K filed August 3, 2021, File No. 1-03876).

99.1**	Press Release, dated as of March 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.
†

Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By: HEP LOGISTICS HOLDINGS, L.P., its general partner

By: HOLLY LOGISTIC SERVICES, L.L.C., its general partner

Date: March 14, 2022	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	President